EXHIBIT 10.144

                                   ASSIGNMENT

      WHEREAS, I, Kevin McKinny, a United States citizen, residing at 612 Sonoma Aisle, Irvine, CA, 92618 (hereinafter "ASSIGNOR") have invented certain new and useful improvements in a METHOD AND APPARATUS FOR DETECTING FLAWS IN A FLUID CONDUIT for which I have filed United States Patent Application No. ___________ in the United States on March 11, 2004 (hereinafter the "Patent Application");

      WHEREAS, HiEnergy Technologies, Inc., a Delaware corporation having offices at 1601B Alton Parkway, Irvine, California 92606 (hereinafter "ASSIGNEE") desires to purchase the entire right, title, and interest in and to the inventions disclosed in the Patent Application;

      NOW, THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR hereby further acknowledges that it has sold, assigned, transferred and by these presents does hereby sell, assign, transfer unto ASSIGNEE, its successors, legal representatives and assigns, the entire right, title, and interest throughout the world in, to, and under the said improvements, and the said Patent Application and all Patents that may be granted thereon, and all provisional applications relating thereto, and all divisions, continuations, reissues, reexaminations, renewals and extensions thereof, and all rights of priority under International Conventions and applications for Letters Patent that may hereafter be filed for said improvements or for the said Patent Application in any country or countries foreign to the United States; and ASSIGNOR hereby authorizes and requests the Commissioner of Patents of the United States, and any Official of any country foreign to the United States, whose duty it is to issue patents on applications as aforesaid, to issue all Letters Patent for said improvements and all Letters Patents resulting from the Patent Application to ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this Agreement.

      ASSIGNOR does hereby sell, assign transfer and convey to ASSIGNEE, its successors, legal representatives, and assigns all claims for damages and all remedies arising out of any violation of the rights assigned hereby that my have accrued prior to the date of assignment to ASSIGNEE, or may accrue hereafter, including, but not limited to, the right to sue for, collect, and retain damages for past infringements of the said issued Letters Patents;

      ASSIGNOR hereby covenants and agrees that it will communicate to ASSIGNEE, its successors, legal representatives, and assigns, any facts known to ASSIGNOR respecting the Patent Application immediately upon becoming aware of those facts, and that it will testify in any legal proceeding involving any of the Patent Application, will sign all lawful papers, execute all divisional, continuing and reissue applications, make all rightful oaths, and will generally do everything possible to aid ASSIGNEE, its successors, legal representatives, and assigns to obtain and enforce the Patent Application in all countries.

      IN TESTIMONY WHEREOF, I hereunto set my hand and seal this 28 day of April, 2004.

                                              /s/ Kevin McKinney
                                              ------------------

                                              Name Printed:  Kevin McKinny
STATE OF                )
                        )  ss.
COUNTY OF               )

      On 28 Apr 04____, before me, ___W.D. ENGLISH, III__________________________________________, personally appeared Kevin
McKinny, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity(ies), and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

      WITNESS my hand and official seal.

[SEAL]
                                            /s/ W.D. English
                                            -----------------------------------
                                                     Notary Signature